Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
Mark R. Ludviksen
1001 Tahoe Blvd.
Incline Village, NV 89451

5. Registrant's telephone number:  775.886.1500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2013 through
                              June 30, 2013


Item 1.  Report to Stockholders

Zazove Convertible Securities Fund, Inc.
Semi-Annual Report
June 30, 2013 (UNAUDITED)


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS                                         1

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      2
  Schedule of Investments                                3-7
  Statement of Operations                                  8
  Statements of Changes in Net Assets                      9
  Statement of Cash Flows                                 10
  Notes to Financial Statements                        11-18

PROXY VOTING POLICIES AND
DIVIDEND REINVESTMENT PLAN                                19

Zazove Convertible Securities Fund, Inc.
Relative Historical Returns
For the Period Ended June 30, 2013

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the one year, three year, five year and ten year period ended June 30, 2013. As illustrated in the graph, during this period the Fund's return was +22.03%,+11.16%, +8.85%
and +9.17%, respectively, while the return of the S&P 500 was +20.61%, +18.46%, +7.01% and +7.30.%, respectively, the return of the Russell 2000 Index was +24.20%, +18.67%, +8.77% and +9.53%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was -0.69%,
+3.51%, +5.19% and +4.52%, respectively.

The Fund's returns are presented after all fees and expenses. The returns of the S&P 500 Stock Index, the Russell 2000 Stock Index and the Barclays Capital U.S. Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2013 (UNAUDITED)

ASSETS

Investments, at fair value
(cost $72,874,689)                                $  75,086,493
Cash and cash equivalents, at fair value
(cost $242,838)                                         241,312
Receivables:
  Interest                                              400,561
  Dividends                                              35,725
  Securities sold                                     1,435,000
Other Assets                                             15,909

     Total assets                                    77,215,000


LIABILITIES

Investment securities sold short, at fair value       2,358,751
(proceeds $2,429,751)
Payables:
  Capital shares redeemed                               517,688
  Due to broker                                       3,680,335
  Transfer agency fees                                   13,574
  Custody fees                                              650
  Professional fees                                      27,530
  Securities purchased                                1,421,000
  Other                                                  28,874

     Total liabilities                                8,048,402

NET ASSETS                                        $  69,166,598


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares      $ 33,527
  authorized;3,352,735 shares issued and outstanding)
  Paid-in surplus                                    63,471,845
  Accumulated net realized gains on investments
  and securities sold short                           4,252,008
  Accumulated undistributed net investment loss        (871,880)
  Net unrealized appreciation on investments
  and securities sold short                           2,281,098

NET ASSETS                                           69,166,598

NET ASSET VALUE PER SHARE
 (based on 3,352,735 shares outstanding)	         $20.63


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2013 (UNAUDITED)


                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENTS - 109%

Convertible Preferred Stock - 18%
United States - 18%


Affiliated Managers Group,Inc. 5.150%        48,410     2,668,843
   Due 10-15-37
Bunge Limited 4.875%			     18,090     1,823,698
Carriage Services Capital Trust 7.000%       59,500     2,945,250
   Due 06-01-29
Chesapeake Energy 5.750% (144A) (b)           1,200     1,242,000
Emmis Communications Corporation 6.250%       22,100      265,200
Interpublic Group 5.250%                        305       383,538
Stanley Black & Decker, Inc. 4.750% (d)      24,674     3,152,688

Total Convertible Preferred Stock (cost $9,995,283)    12,481,217

Mandatory Convertible Preferred Stock- 2%
United States- 2%

Thompson Creek Metals Company, Inc.
1.625% Due 05-15-2015                        82,050     1,339,056

Total Mandatory Convertible Preferred Stock
(cost $1,757,534)                                       1,339,056


Convertible Bonds - 66%

Canada - 4%
Northgate Minerals Corporation
   3.500% Due 10-01-16                      870,000       827,109
Silver Standard Resources, Inc. (144A)
   2.875% Due 02-01-33 (b)                2,350,000     1,731,950

Total Canada                                            2,559,059

China - 1%
China Medical Technologies, Inc.(144A)    1,100,000        16,500
   6.250% Due 12-15-16(a)(b)(c)
Home Inns & Hotels                          750,000       660,000
   2.000% Due 12-15-15
ShengdaTech, Inc.(144A)                   1,430,000        28,600
   6.500% Due 12-15-15(a)(b)(c)

Total China                                               705,100

Greece- 1%
DryShips, Inc. 5.000% Due 12-01-14          480,000       429,600
Excel Maritime Carriers, Ltd. (144A)
  1.875% Due 10-15-27 (b)                 3,000,000       225,000

Total Greece                                              654,600

INDIA- 1%
Sterlite Industries, Ltd.
   4.000% Due 10-30-14                     1,025,000      996,813

Indonesia - 0%
APP Finance VI Mauritius                  12,903,000      193,545
   0.000% Due 11-18-12(a)(c)

NORWAY-2%
Golar LNG (Reg S)
   3.750% Due 03-07-17 (e)                   400,000      384,500
Seadrill Ltd (Reg S)
   3.375% Due 10-27-17 (e)                   700,000    1,010,625

Total Norway                                            1,395,125

Switzerland- 4%
Glencore International (Reg S)
5.000% Due 12-31-14 (e)                    2,100,000    2,302,125

United States - 53%
Affymetrix, Inc. 4.000%                      970,000      959,088
   Due 07-01-19
AGCO Corporation 1.250%                      600,000      747,000
   Due 12-15-36
Alaska Communications Systems Group, Inc.  1,750,000    1,356,250
   (144A)6.250% Due 05-01-18 (b)(d)
Alcoa, Inc. 5.250%                    	     915,000    1,160,334
   Due 03-15-14 (d)
Annaly Mortgage Management, Inc. 4.000%    1,200,000    1,346,250
   Due 02-15-15
Ashland, Inc. 6.500% 		           2,250,000    2,081,250
   Due 06-30-29
EMC Corporation                            1,600,000    2,363,200
   1.750% Due 12-01-13 (d)
Endeavor International Corporation         1,100,000      660,000
   5.500% Due 07-15-16
EnPro Industries, Inc.                       900,000    1,428,750
   3.937% Due 10-15-15 (d)
Genco Shipping & Trading Ltd.                700,000      189,000
   5.000% Due 08-15-15
Grubb & Ellis Company(144A)                  810,000       12,150
   7.950% Due 05-01-15 (a)(b)(c)
Hawaiian Holdings, Inc.                      570,000      622,269
   5.000% Due 04-01-16
Intel Corporation (144A) 3.250%            1,315,000    1,673,403
   Due 08-01-39(b)(d)
Johnson & Johnson                          1,900,000    2,234,875
   0.000% Due 07-28-20(c)(d)
Laboratory Corporation of America Holdings   970,000    1,303,438
   0.000% Due 09-11-21 (c)(d)
Level 3 Communications, Inc.               1,700,000    1,974,125
   7.000% Due 03-15-15
Molycorp, Inc. 6.000%                      1,000,000      769,375
   Due 09-01-17
Molycorp, Inc.                               220,000      216,975
   5.500% Due 02-01-18
Newmont Mining Corporation                 2,000,000    2,142,600
   1.250% Due 07-15-14
Omnicom Group 0.000%                       1,160,000    1,336,175
    Due 07-31-32 (c)(d)
PHH Corporation 4.000%                     1,250,000    1,325,781
   Due 09-01-14
PMI Group, Inc. 4.500%                       480,000      133,800
   Due 04-15-20(a)(c)
Prospect Capital Corporation                 100,000      109,125
   6.250% Due 12-15-15(d)
Rite Aid Corporation                   	   1,000,000    1,407,500
   8.500% Due 05-15-15
Sequenom, Inc. (144A) 5.000%                 610,000      710,650
   Due 10-01-17 (b)
Solazyme, Inc. (144A) 6.000%                 180,000      243,900
   Due 02-01-18 (b)
Steel Dynamics, Inc.                       1,115,000    1,204,200
   5.125% Due 06-15-14(d)
Stillwater Mining Company                    920,000      959,100
   1.750% Due 10-15-32
Supernus Pharmaceuticals (144A)              650,000      796,250
   7.500% Due 05-01-19 (b)
Teleflex Incorporated 3.875%                 970,000    1,309,500
   Due 08-01-17
TiVo, Inc. (144A)                            910,000    1,152,834
   4.000% Due 03-15-16(b)
Xilinx,Inc.                                  900,000    1,290,938
  2.625% Due 06-15-17(d)
XPO Logistics, Inc.                          500,000      619,690
  4.500% Due 10-01-17
Zaza Energy Corporation (144A)               900,000      819,000
  9.000% Due 08-01-17(b)

        Total United States                            36,658,774

Total Convertible Bonds (cost $46,290,719)             45,465,140


CONVERTIBLE BOND UNITS - 4%
United States - 4%
CenterPoint Energy 1.165%                    52,300     2,500,594
  Due 09-15-29


      Total Convertible Bond Units(cost $2,066,996)     2,500,594

CORPORATE BONDS - 7%
Cayman Islands- 0%
Emerald Plantation Holdings                   201,528     119,909
    6.000% Due 01-15-20

Israel-2%
Jazz Technologies, Inc.                     1,400,000   1,316,000
    8.000% Due 06-30-15

United States - 4%
MIG,LLC Senior Secured Notes                4,948,457   3,018,559
   9.000% Cash, 6.500% PIK Due 12-31-16

United Kingdom-1%
SkyePharma (Reg S) 6.500%                     700,000     654,877
   Due 05-04-24 (e)

Total Corporate Bonds(cost $6,013,981)                  5,109,345

COMMON STOCK - 4%
Bahamas - 2%
Vedanta Resources                             162,493   1,299,944

Cayman Islands-0%
Emerald Plantation Holdings (c)               180,362      54,109

Israel - 0%
Teva Pharmaceuticals                           2,177       85,338

United Kingdom- 0%
SkyePharma PLC (c)                           166,095      156,652

United States - 3%
Durect Corporation (c)                        17,886       18,780
Emmis Communication (c)                      110,758      237,022
Iridium Communications, Inc. (c)               3,264       25,329
School Specialty, Inc. (c)                     6,777      762,413

      Total United States                               1,043,544

      Total Common Stock (cost $2,848,252)              2,639,586


WARRANTS - 6%
United States - 6%

Capital One Financial Corporation
   expire 11-14-18 (c)                       36,500       884,395
JP Morgan Chase & Company,
   expire 10-28-18 (c)                       54,728       853,757
Kinder Morgan Energy Partners,
   expire 05-25-17(c)                       425,000     2,176,000
MIG, LLC, expire 02-25-15(c)                  1,076           403

      Total Warrants(cost $2,258,371)                   3,914,555

CALLS-0%
United States-0%
Allegheny Technologies (1/17/15 $20 Call)       250       208,750

      Total Calls (cost $210,753)                         208,750

OTHER ASSETS-2%
United States-2%
Sino Forest Corporation escrow            1,180,000             0
School Specialty, Inc. term loan          1,450,000     1,428,250

Total Other Assets (cost $1,432,800)                    1,428,250

TOTAL INVESTMENTS (cost $72,874,689)                   75,086,493

INVESTMENT SECURITIES SOLD SHORT-(4%)
COMMON STOCK- (4%)
United States-(4%)
   Capital One Financial Corporation        (29,500)  (1,852,895)
   Carriage Services, Inc.                  (29,844)    (505,856)

Total Short Stock (proceeds $2,429,571)               (2,358,751)

TOTAL INVESTEMNT SECURITIES SOLD SHORT                (2,358,751)
(proceeds 2,429,571)

(a) This security is in default or deferral and interest or dividends are not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.
(e) Reg S securities are those offered and sold outside of the United States and thus are exempt from registration under Regulation S of the U.S. Securities Act of 1933. These securities are subject to restrictions on their sale.

    Percentages are based upon the fair value as a percent of net assets as of June 30, 2013.

See notes to financial statements.

                                                       (concluded)



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)



INVESTMENT INCOME:
  Interest                                             $491,457
  Dividends                                             375,475
  Other                                                  48,480

      Total investment income                           915,412

EXPENSES:
   Management fees                                      565,089
   Margin interest                                      127,676
   Transfer agency fees                                  47,467
   Professional fees                                     36,852
   Director fees                                          6,750
   Custody fees                                           7,261
   Insurance expense                                      2,441
   Other                                                  3,185

        Total expenses                                  796,721


NET INVESTMENT INCOME                                   118,691

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized gain on investments                    3,965,115
  Net realized gain on securities sold short            281,471
  Net change in unrealized appreciation
  of investments                                        566,286
  Net change in unrealized depreciation
  of securities sold short                               70,820

     Net realized and unrealized gain from            4,883,692
     investments and securities sold short


NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $ 5,002,383


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)


NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM:

OPERATIONS:
Net investment income                                  $118,691
Net realized gain on investments                      4,246,586
   and securities sold short
Net change in unrealized appreciation                   637,106
  of investments and securities sold short

Net increase in net assets
  resulting from operations                           5,002,383

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                               454,559
Payments for shares redeemed                         (2,815,426)

Net decrease in net
 assets resulting from capital
 share transactions                                  (2,360,867)

NET INCREASE IN NET ASSETS                            2,641,516

NET ASSETS - Beginning of year                       66,525,082

NET ASSETS - End of period                          $69,166,598

ACCUMULATED NET INVESTEMENT LOSS                    $  (871,880)



See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations $ 5,002,383 Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided
        by operating activities:
    Net change in unrealized appreciation                  (638,691)
        of investments and securities sold short
    Net realized gain on investments and securities      (4,246,586)
        sold short
    Amortization and accretion                              828,174
    Purchases of investment securities                  (36,612,779)
    Proceeds from sale of investment securities          40,046,779
    Purchases of securities sold short                   (1,214,950)
    Proceeds from sale of securities sold short           3,925,992
    Changes in assets and liabilities:
      Decrease in receivables                                10,275
      Increase in other assets                               (2,520)
      Decrease in payables                                     (698)

           Net cash provided by operating activities      7,097,379

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold                                 454,559
  Payments for distributions to shareholders                      0
  Payments for shares redeemed                           (6,343,495)
  Payments on margin balance due to broker              (27,689,936)
  Advances on margin balance due to broker               26,418,400

           Net cash used in financing activities         (7,160,472)

NET DECREASE IN CASH AND CASH EQUIVALENTS                   (63,093)

CASH AND CASH EQUIVALENTS - Beginning of year                304,405

CASH AND CASH EQUIVALENTS - End of period                  $ 241,312

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for interest                    127,676


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a diversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared in accordance with accounting principals generally accepted in the United States of America and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates-The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments-The valuation of the Fund's investments is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors. Investments are recorded at fair value.

Common stock, certain convertible preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markets in such securities.

Securities for which market quotations are not available are valued at fair value as determined in good faith by the Investment
Advisor with the oversight of the Board of Directors pursuant to Board of Directors' approved procedures. In such cases, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models and conversion value.

Cash and Cash Equivalents-Cash and cash equivalents represents cash held by the Fund's custodian.

Investment Transactions and Income-Security transactions are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and bond premium is amortized over the expected life of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications - Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and Investment Advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties.
The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.


3.   FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board ("FASB") Accounting
Standards Codification ("ASC") Topic 820,Fair Value Measurements
("Topic 820"),defines fair value,establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investment securities as of June 30, 2013:

                            Level1      Level2      Level3  Investments
Convertible Preferred
   Stock                $4,976,386  $7,504,831          $0  $12,481,217
Mandatory Convertible
   Preferred Stock               0   1,339,056           0    1,339,056
Convertible Bonds                0  45,420,040      45,100   45,465,140
Convertible Bond Units           0   2,500,594           0    2,500,594
Corporate Bonds                  0   4,334,559     774,786    5,109,345
Common Stock             1,285,533   1,354,053           0    2,639,586
Warrants                 3,914,153           0         403    3,914,555
Calls                      208,750           0           0      208,749
Other Assets                     0           0   1,428,250    1,428,249


Total Investments       $10,384,822 $62,453,133 $2,248,539  $75,086,493

The following table summarizes the inputs used to value the Fund's investment securities sold short as of June 30,2013

                        Level1          Level2       Level3    Investment
                                                               Securities
                                                               Sold Short
Common Stock         $(2,358,751)            0            0   $(2,358,751)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                 Convertible  Corporate
                                    Bonds       Bonds
Balance as of December 31, 2012   $277,900      $457,276
Realized gain                            0             0
Net change in appreciation        (112,891)      197,601
   (depreciation)
Purchases                                0             0
Sales                                    0            0
Transfers into Level 3                   0       119,909
Transfers out of Level 3          (119,909)            0

Balance as of June 30, 2013        $45,100      $774,786

                                                Other
                                    Warrants    Assets
Balance as of December 31, 2012   $    403      $      0
Realized gain                            0             0
Net change in appreciation               0         7,250
   (depreciation)
Purchases                                0     1,421,000
Sales                                    0             0
Transfers into Level 3                   0             0
Transfers out of Level 3                 0             0

Balance as of June 30, 2013          $ 403     1,428,250


The amount of total gains or losses for the year included in partners' capital (net assets) attributable to the change in unrealized gains or losses related to Level 3 investments still held at the reporting date



Convertible     Corporate          Warrants        Other
Bonds             Bonds                            Assets
$(112,891)       $197,601                $0      $  7,250


The Fund's policy is to recognize transfers between Levels at the end of the reporting period.For the six months ended June 30, 2013, there were no transfers between Levels 1 and 2.


For the six months ended June 30, 2013, a lack of market liquidity caused certain investments to be classified as Level 3. In addition, a Level 3 convertible bond was transferred to Level 3 corporate bond as a result of a reorganization during the six months ended June 30, 2013.

In May 2011, the FASB issued Accounting Standards Update
("ASU") 2011-04, which provides amendments to Topic 820 and is effective for fiscal years beginning after December 15, 2011. This guidance requires the following disclosures about fair value measurements of assets and liabilities classified as Level 3 within the fair value hierarchy for public companies: the valuation process used by the reporting entity, quantitative information about the unobservable inputs used in a fair value measurement, and the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any.

The following table presents the quantitative information about the significant unobservable inputs and valuation techniques utilized to determine the fair value of the Fund's Level 3 investments as of June 30, 2013. The table includes Level 3 investments with values derived from third parties. Such investments are primarily based on broker/dealer quotes for which there is a lack of transparency as to inputs used to develop the valuations. The quantitative detail of these unobservable inputs is neither provided nor reasonably available to the Fund.


		        Fair Value at     Valuation       Unobservable
Description             End of Year       Technique        Inputs

Assets:
Convertible Bonds        $45,100       Broker quote      Liquidity
Corporate Bonds         $774,786       Broker quote      Liquidity
Other Assets          $1,428,250       Broker quote      Liquidity



Changes in the unobservable inputs will impact the fair value measurement. An increase to liquidity would result in a higher fair value measurement. A decrease to liquidity would result in a lower fair value measurement. The valuation process of Level 3 securities follows the valuation of investments policy as disclosed in foootnote 2.


4. DERIVATIVES AND HEDGING

The Fund follows the provisions of FASB ASC topic 815, Derivatives and Hedging ("Topic 815"),which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivatives agreements.

As of and for the six months ended June 30, 2013, the Fund held warrants which are considered derivative instruments under Topic 815. Warrants are convertible at the holder's option into a fixed number of shares of the issuer's common stock upon payment of the exercise price and are treated as convertible securities by the Fund. Warrants held by the Fund were either purchased or received pursuant to a restructuring or exchange transaction. Equity price is the primary risk exposure of warrants. Net realized gain on 345,000 warrants was $1,219,077 and is included in net realized gain on investments on the statement of operations. Net change in unrealized depreciation on 862,304 warrants was $7,640 and is included in net change in unrealized appreciation of investments on the statement of operations. As of June 30, 2013, the Fund held 517,304 warrants with fair value of $3,914,555 which is included in investments on the statement of assets and liabilities.

5.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Upon approval of the Board of Directors, shares may be purchased as of the first business day of each month at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. On May 17, 2013, the Fund offered to repurchase shares as of June 30, 2013, which are reflected as capital shares redeemed on the statement of assets and liabilities. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees charged during the six months ended June 30, 2013.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the net asset value on the ex-distribution date unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares

Shares sold                              22,517
Shares redeemed                        (138,005)

Net increase(decrease)                 (115,488)

Shares outstanding at the beginning
of year                               3,468,223

Shares outstanding at the end
of period                             3,352,735

6.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor and fund accountant pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor and fund accountant of the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


As of June 30, 2013, certain employees and affiliates of the Investment Advisor held 8.07% of the outstanding shares of the Fund.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $4,000 for their service to the Fund during 2013.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board of Directors. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

7.   INCOME TAXES


FASB ASC Topic 740, Income Taxes ("Topic 740"),provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2009-2012 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

At December 31, 2012, the Fund had $1,100 in undistributed ordinary income, $1,668 in undistributed short term capital gains and $3,754 in undistributed long term capital gains for federal income tax purposes.

At June 30, 2013, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:


  Cost of investments for tax purposes           $71,986,007

  Gross tax unrealized appreciation                8,487,108
  Gross tax unrealized depreciation               (7,720,027)

  Net tax unrealized appreciation on investments    $767,081


8.   INVESTMENT TRANSACTIONS

For the six months ended June 30, 2013, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were $48,364,071 and $50,662,689, respectively. There were no purchases or sales of long-term U.S. government securities.

9.   OFF-BALANCE-SHEET AND CONCENTRATION OF RISKS

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long positions.

At June 30,2013, the Fund's industry concentrations
(as a percentage of net assets) were as follows:

  Diversified Metals & Mining           12.90%
  Healthcare Equipment & Supplies	 8.00%
  Precious Metals	                 7.00%
  Semiconductors	                 6.20%
  Broadcasting & Cable	                 6.00%
  Integrated Telecom Services	         4.80%
  Household Durables                     4.60%
  Misc. Media                   	 4.40%
  Health Services	                 4.30%
  Diversified Financials	         3.90%
  Software - Applications & Systems	 3.40%
  Retail - Specialty	                 3.20%
  Natural Gas Diversified	         3.10%
  Chemicals	                         3.10%
  Oil - Integrated	                 2.70%
  Misc. Transportation	                 2.70%
  Foods	                                 2.60%
  Advertising	                         2.50%
  Pharmaceuticals	                 2.50%
  Conglomerates	                         2.10%
  Retail - Food & Drug	                 2.00%
  Real Estate	                         2.00%
  Commercial Services	                 1.90%
  Steel	                                 1.70%
  Oil Services	                         1.50%
  Misc. Financial	                 1.40%
  Biotechnology	                         1.40%
  Banks - Major	                         1.20%
  Oil & Gas Products	                 1.20%
  Machinery	                         1.10%
  Lodging	                         1.00%
  Airlines	                         0.90%
  Paper & Forest Products	         0.50%
  Misc. Energy	                         0.40%
  Missing Industry Group	         0.30%
  Insurance - Multiline	                 0.20%
  Communications Equipment	         0.00%
  Misc. Healthcare	                 0.00%
  Health Services	                -0.70%
  Misc. Financial	                -2.70%

Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB
Bank, N.A.) for this purpose. In addition, the Fund has established an account with a brokerage firm (Citigroup) for the purpose of purchasing securities on margin. At June 30, 2013, the Fund owed the brokerage firm $3,680,335 for securities purchased on margin (reflected as due to broker in the statement of assets and liabilities). The Fund has pledged sufficient securities as collateral for the margin account held by the custodian.
The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (0.07% at June 30, 2013) plus 300 basis points. For the six months ended June 30, 2013, margin interest expense was $127,676 as shown on the statement of operations. For the six months ended June 30, 2013, the average margin balance and interest rate were $7,540,929 and 3.57%, respectively.


11.   SUBSEQUENT EVENTS

In accordance with FASB ASC Topic 855, Subsequent Events, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Management has determined that there are no material events that would require disclosure in the Fund's financial statements.


                        * * * * *


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
PROXY VOTING POLICIES (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.


DIVIDEND REINVESTMENT PLAN(UNAUDITED)

Distributions from the Fund are recorded on the ex-distribution date. Pursuant to the Fund's Dividend Reinvestment Plan
("DRIP"), all ordinary and capital gains distributions are reinvested in Shares at the then prevailing net asset value.
Each Shareholder is automatically included in the DRIP unless the Fund receives a written request from the Shareholder to receive such distributions in cash, or cash and stock. In order to determine the number of shares to be received by each Shareholder that participates in the DRIP, the aggregate ordinary and capital gain distribution allocated to the Shareholder that is to be reinvested is divided by the Fund's Net Asset Value per share immediately after giving effect to the aggregate amount of the dividend distribution declared by the Fund. For federal income tax purposes, dividends paid by the Fund are taxable whether received in cash or reinvested in additional Shares pursuant to the DRIP. There are no fees, commissions or expenses associated with the participation in the DRIP and Shareholders may elect to terminate their participation in the DRIP by written request to the Fund. Additional information regarding the Dividend Reinvestment Plan may be obtained by contacting the Investment Advisor at 847.239.7100.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             803 W. Michigan Street, Suite A
                               Milwaukee, WI  53233-2301


Item 2:	Code of Ethics
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 3:  Audit Committee Financial Expert
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 4:  Principal Accountant Fees and Services
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 5:  Audit Committee of Listed Registrants
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 8: Portfolio Managers of Closed-End Investment Companies.
Information required by this Item is only required in an Annual
Report on this Form N-CSR.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-                     *             *

February       -0-

March        112,911	  $20.35       *             *

April          -0-

May            -0-

June         25,094       $20.63        *             *

* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during the period. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.

Item 12:  Exhibits
(a)(1) Not applicable.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

(a)(3) Not applicable.

(b) No applicable.